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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 2003

                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)

   New York                    1-15286                  11-2418067
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(State or other             (Commission                 (IRS Employer
jurisdiction of             File Number)              Identification No.)
incorporation)

                 388 Greenwich Street, New York, New York     10013
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               (Address of principal executive offices)     (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)

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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

        Exhibit No.        Description

          1.01 Terms Agreement, dated October 28, 2003, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's Enhanced Income Strategy(SM)
                           Principal-Protected Notes with Income and
                           Appreciation Potential Linked to the Dynamic
                           Portfolio Index(SM) due November 4, 2008.

          4.01 Form of Note for the Company's Enhanced Income Strategy(SM) Principal-Protected Notes with Income and Appreciation Potential Linked to the Dynamic Portfolio Index(SM) due November 4, 2008.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 4, 2003                    CITIGROUP GLOBAL MARKETS
                                             HOLDINGS INC.

                                            By: /s/ Mark I. Kleinman
                                               _________________________________
                                               Name:  Mark I. Kleinman
                                               Title: Executive Vice President
                                                      and Treasurer